Supplement Dated April 13, 2021
To the Prospectus and Statement of Additional Information (“SAI”),
Each Dated November 16, 2020, as Amended, of
TrimTabs Donoghue Forlines Risk Managed Innovation ETF (DFNV)
and
TrimTabs Donoghue Forlines Tactical High Yield ETF (DFHY)
(each a “Fund” and, together, the “Funds”)

Important Notice to Investors

The following information replaces in its entirety the first three paragraphs appearing under the headings “Fund Management – Sub-Adviser” in the Funds’ Prospectus and “Investment Management and Other Services – Investment Advisory Agreements – Sub-Adviser” in the Funds’ SAI:

Donoghue Forlines LLC acts as the Funds’ sub-adviser. The Sub-Adviser is located at One International Place, Suite 2920, Boston, MA 02110. The Sub-Adviser is an investment adviser registered with the SEC under the Advisers Act. The Sub-Adviser was established in 1986 for the purpose of advising individuals and institutions. As of September 30, 2020, the Sub-Adviser had approximately $989.6 million in assets under management or under advisement.

The Sub-Adviser makes day-to-day investment decisions for the Funds and selects broker-dealers for executing portfolio transactions, subject to the Sub-Adviser’s best execution obligations and the Trust’s and the Sub-Adviser’s brokerage policies. The Adviser, however, will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by the Sub-Adviser, and will supervise the Sub-Adviser in the performance of its duties for the Funds pursuant to written policies and procedures designed to prevent violations of applicable laws and regulations, Board procedures, and the provisions of the Funds’ prospectus and SAI, as supplemented from time to time.

The Sub-Adviser has entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with the Adviser with respect to the Funds. Pursuant to the Sub-Advisory Agreement, the Adviser will pay to the Sub-Adviser a fee, payable monthly in arrears, equal to 50% of the gross advisory fee payable by the Fund to the Adviser for such month. Prior to April 13, 2021, the Adviser paid the Sub-Adviser a fee equal to 50% of the net advisory fee (i.e., the advisory fee after deducting the payment of Fund expenses required to be paid under the Adviser’s unified fee arrangement), subject to certain exclusions.

Please keep this supplement with your Prospectus and SAI for future reference.